EXHIBIT 99.1

Printing Innovator and Leader, Vyomesh Joshi Takes Helm as 3D Systems’ Chief Executive Officer

ROCK HILL, S.C., April 04, 2016 (GLOBE NEWSWIRE) -- 3D Systems Corporation (NYSE:DDD) today announced management team changes to accelerate the company’s growth strategy.

A photo accompanying this announcement is available at http://www.globenewswire.com/NewsRoom/AttachmentNg/b063f088-7314-4647-9260-e5ac2b57b27a

Effective immediately, the 3D Systems board appointed Vyomesh Joshi (VJ) as President and CEO. VJ is a visionary who forever changed Hewlett-Packard’s printing business from the ground up. As a seasoned and known leader, VJ is committed to leveraging the strength and heritage of 3D Systems and transforming its business to help participate in the revolutionary changes taking place in nearly every corner of every industry.

Mr. Joshi succeeds Interim-President and CEO Andy Johnson, who will continue in his role as 3D Systems’ Executive Vice President and Chief Legal Officer.

VJ is known for being a transformational and highly engaged leader with significant experience in developing and managing a broad product portfolio, all while driving operational excellence. While leading HP’s $26 billion printing business, VJ was responsible for doubling the printing business operating profits during an 11-year period.

“I am incredibly excited about the future of 3D Systems. We have a tremendous opportunity to help customers take advantage of the era of manufacturing transformation, including mass customization,” said VJ, President and CEO. “While the company has a strong history in place, it is clear that we need to develop new and innovative products with unprecedented quality and service levels to drive sustainable growth and profits.”

“We are pleased to announce VJ’s appointment as President and CEO of 3D Systems,” said Wally Loewenbaum, Chairman of the 3D Systems Board of Directors. “VJ’s significant experience scaling and strengthening technology-driven businesses, his expertise in product development and innovation, and his proven track record of operational excellence make him the ideal candidate to lead our company into its next era.”

Lastly, “On behalf of the entire board, I want to thank Andy for his dedication and leadership as Interim-President and CEO," continued Loewenbaum.

Forward-Looking Statements
Certain statements made in this release that are not statements of historical or current facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the company to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements.  In addition to statements that explicitly describe such risks and uncertainties, readers are urged to consider statements in the conditional or future tenses or that include terms such as “believes,” “belief,” “expects,” “estimates,” “intends,” “anticipates” or “plans” to be uncertain and forward-looking.  Forward-looking statements may include comments as to the company’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside the control of the company.  The factors described under the headings “Forward-Looking Statements,” “Cautionary Statements and Risk Factors,” and “Risk Factors” in the company’s periodic filings with the Securities and Exchange Commission, as well as other factors, could cause actual results to differ materially from those reflected or predicted in forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. 3D Systems undertakes no obligation to update or revise any forward-looking statements, even if experience or future changes make it clear that projected results expressed or implied in such statements will not be realized, except as may be required by law.

About 3D Systems

3D Systems provides comprehensive 3D products and services, including 3D printers, print materials, on demand manufacturing services and digital design tools. Its ecosystem supports advanced applications from the product design shop to the factory floor to the operating room. 3D Systems’ precision healthcare capabilities include simulation, Virtual Surgical Planning, and printing of medical and dental devices as well as patient-specific surgical instruments. As the originator of 3D printing and a shaper of future 3D solutions, 3D Systems has spent its 30 year history enabling professionals and companies to optimize their designs, transform their workflows, bring innovative products to market and drive new business models.

More information on the company is available at www.3dsystems.com

Investor Contact:
Stacey Witten
Email: investor.relations@3dsystems.com

Media Contact:
Timothy Miller
Email: press@3dsystems.com